THIRD AMENDMENT TO AGREEMENT FOR PURCHASE
AND SALE OF REAL PROPERTY AND ESCROW INSTRUCTIONS

THIS THIRDAMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND ESCROW INSTRUCTIONS (this “Amendment”) is made as of January 18, 2006, among TREIT-RENO TRADEMARK, LLC, a Nevada limited liability company (“TREIT-Reno”), NNN RENO TRADEMARK 1, LLC, a Nevada limited liability company (“RT1”), NNN RENO TRADEMARK 2, LLC, a Nevada limited liability company (“RT2”), NNN RENO TRADEMARK 3, LLC, a Nevada limited liability company (“RT3”), NNN RENO TRADEMARK 4, LLC, a Nevada limited liability company (“RT4”), NNN RENO TRADEMARK 5, LLC, a Nevada limited liability company (“RT5”), NNN RENO TRADEMARK 6, LLC, a Nevada limited liability company (“RT6”), NNN RENO TRADEMARK 7, LLC, a Nevada limited liability company (“RT7”), NNN RENO TRADEMARK 8, LLC, a Nevada limited liability company (“RT8”), NNN RENO TRADEMARK 9, LLC, a Nevada limited liability company (“RT9” and together with TREIT-Reno, RT1, RT2, RT3, RT4, RT5, RT6, RT7 and RT8, collectively, the “Sellers”) and Skyline-Trademark, LLC, a Delaware limited liability company (the “Buyer”).

RECITALS

Sellers and Buyer entered into that certain Agreement for Purchase and Sale of Real Property and Escrow Instructions dated August 18, 2005, as amended (the “Contract”) with respect to certain property located at 795 Trademark Drive, Reno, Nevada as more particularly described in the Contract.

Sellers and Buyer desire to amend the Contract to reduce the purchase price.

AGREEMENT

FOR and in consideration of the premises and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree that the purchase price is reduced by $325,000.

This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute but one and the same instrument.

Except as modified hereby, the parties ratify and affirm the Contract and acknowledge that the Contract is in full force and effect.

WITNESS the following signatures:

SELLERS:

TREIT, Reno Trademark, LLC

a Nevada limited liability company

By:	Triple Net Properties, LLC,

a Virginia limited liability company,

its Manager

	By:	/s/ ANTHONY W. THOMPSON

	Its:	Anthony W. Thompson CEO

NNN Reno Trademark 1, LLC,

a Nevada limited liability company

By:	Triple Net Properties, LLC,

a Virginia limited liability company,

its Vice President

	By:	/s/ ANTHONY W. THOMPSON

	Its:	Anthony W. Thompson CEO

NNN Reno Trademark 2, LLC,

a Nevada limited liability company

By:	Triple Net Properties, LLC,

a Virginia limited liability company,

its Vice President

	By:	/s/ ANTHONY W. THOMPSON

	Its:	Anthony W. Thompson CEO

NNN Reno Trademark 3, LLC,

a Nevada limited liability company

By:	Comet Realty Corp., a New York corporation, its Sole member

	By:	Triple Net Properties, LLC, a Virginia limited liability company, its Vice President

By:/s/ ANTHONY W. THOMPSON

Anthony W. Thompson
Its:	CEO

NNN Reno Trademark 4, LLC,

a Nevada limited liability company

By: El Cerrito Mill & Lumber Co.,

a California corporation, By: Jack Freethy, VP & CEO and By: Marylee Kollehner, Secretary

By:	Triple Net Properties, LLC, a Virginia limited liability company, its Vice President

By:/s/ ANTHONY W. THOMPSON

Anthony W. Thompson
Its:	CEO

NNN Reno Trademark 5, LLC,

a Nevada limited liability company

By:	Triple Net Properties, LLC,

a Virginia limited liability company,

its Vice President

	By:	/s/ ANTHONY W. THOMPSON

	Its:	Anthony W. Thompson CEO

NNN Reno Trademark 6, LLC,

a Nevada limited liability company

By:	The Norma A. Tyler Trust dated 6/17/94,

its Sole member

	By:	Triple Net Properties, LLC, a Virginia limited liability company, its Vice President

By:/s/ ANTHONY W. THOMPSON

Anthony W. Thompson
Its:	CEO

NNN Reno Trademark 7, LLC,

a Nevada limited liability company

By:	Triple Net Properties, LLC,

a Virginia limited liability company,

its Vice President

	By:	/s/ ANTHONY W. THOMPSON

	Its:	Anthony W. Thompson CEO

NNN Reno Trademark 8, LLC,

a Nevada limited liability company

By:	Triple Net Properties, LLC,

a Virginia limited liability company,

its Vice President

	By:	/s/ ANTHONY W. THOMPSON

	Its:	Anthony W. Thompson CEO

NNN Reno Trademark 9, LLC,

a Nevada limited liability company

By:	Triple Net Properties, LLC,

a Virginia limited liability company,

its Vice President

	By:	/s/ ANTHONY W. THOMPSON

	Its:	Anthony W. Thompson CEO

BUYER:	Skyline-Trademark, LLC,

a Delaware limited liability company

	By:	Skyline, LP,

a limited partnership, its manager

		By:	RK Skyline Mgr., LLC, a limited liability company, its general partner

			By:	/s/ RICK KATZENBACH

Name:	Rick Katzenbach
Its:	Manager/Member

#735089 v1 021255.04137